SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549



	FORM 8-K

	CURRENT REPORT



	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):  May 15, 1998


	PARADIGM MEDICAL INDUSTRIES, INC.


	Exact name of registrant as specified in its charter


Utah																				       0-19365             87-0368981

State or other       					Commission File No.  	IRS Employer ID #
Jurisdiction of
Incorporation

	1127 West 2320 South, Suite A, West Valley, Utah  84119
	Address and zip code of principal executive offices


	801-977-8970
	Registrant's telephone number





Item 1.	Changes in Control of Registrant

	Not Applicable

Item 2.	Acquisition or Disposition of Assets

	Not Applicable

Item 3.	Bankruptcy or Receivership

	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant

	On May 15, 1998, the Company terminated its independent auditor relationship with Coopers & Lybrand L.L.P. ("Coopers & Lybrand").  (A letter from
 Coopers & Lybrand is attached to this filing as an exhibit.)

 Coopers & Lybrand's reports on the financial statements of the Company for the fiscal year ended December 31, 1997 and the three month period ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope or accounting principles. The Coopers & Lybrand report on the fiscal year ended September 30, 1996 was modified to include an emphasis or matter explanatory paragraph which addressed the Company's net losses, negative cash flows from operations and accumulated deficit.

	The decision to change accountants was approved by the Company's Audit
 Committee.

	During the fiscal year ended December 31, 1997, the three month period ended
December 31, 1996, the fiscal year ended September 30, 1996, and the period
January 1, 1998 through May 15, 1998, there were no disagreements with Coopers &
 Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or any reportable events other than the following:

       The Company elected not to engage Coopers & Lybrand to perform a pre-issuance review of the Company's 10-QSB for the three months ended March 31, 1998. This pre-issuance is apparently required under Coopers & Lybrands' firm policies.

	On May 15, 1998, the Company engaged Tanner & Company ("Tanner") as its independent auditors who will audit and report on the financial statements of the Company for the fiscal year ended December 31, 1998. (A copy of a letter from Tanner acknowledging review of this disclosure and engagement as the
Company=s new independent auditor is attached to this filing as an exhibit.)

	Prior to engaging Tanner, neither the Company nor anyone acting on its behalf consulted with Tanner regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.  In addition, during the Company's fiscal year ended December 31, 1997, the three month period ended December 31, 1996, the fiscal year ended September 30, 1996, and during the period January 1, 1998 through May 15, 1998, neither the Company, nor anyone acting on its behalf consulted with Tanner with respect to any matters that were the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

	Pursuant to Item 304 of Regulation S-K, the Company submitted a copy of this
Form 8-K to Coopers & Lybrand prior to filing with the Commission. The Company will amend this disclosure to include Coopers & Lybrand's response when and if received.

Item 5.	Other Events

	Not Applicable

Item 6.	Resignation of Registrant's Directors

	Not Applicable

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits

	Not Applicable

Item 8.	Changes in Fiscal Year

	Not Applicable

Item 9.	Sales of equity securities pursuant to Regulation S

	Not Applicable.

	The following exhibits are filed with the Report.

			Exhibit No.			Description

				10.1				Letter from Coopers & Lybrand L.L.P. recognizing the cessation of the independent auditor relationship.

				10.2				Letter from Tanner & Company acknowledging review of this disclosure and engagement as the independent auditor of the Company.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


																		PARADIGM MEDICAL INDUSTRIES, INC.


  																Thomas F. Motter
																		Chief Executive Officer and President

DATED:  May 22, 1998